UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 85.4%
CONSUMER DISCRETIONARY - 10.3%
Automobiles - 1.4%
Daimler Finance NA LLC, Senior Notes	3.875%	9/15/21	$670,000	$729,321	(a)
Escrow GCB General Motors	—	—	650,000	0	*(b)(c)(d)
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	2,620,000	2,669,785
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,460,000	1,839,774
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	780,000	800,931
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,060,000	1,061,298	(a)

Total Automobiles				7,101,109

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	1,280,000	1,349,455
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	440,000	509,300

Total Hotels, Restaurants & Leisure				1,858,755

Household Durables - 0.3%
Leggett & Platt Inc., Senior Notes	3.400%	8/15/22	1,220,000	1,269,622
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	240,000	243,334
NVR Inc., Senior Notes	3.950%	9/15/22	200,000	205,492

Total Household Durables				1,718,448

Media - 7.2%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,466,492
Comcast Corp., Bonds	6.400%	5/15/38	10,000	12,851
Comcast Corp., Notes	6.450%	3/15/37	500,000	646,226
Comcast Corp., Senior Notes	6.950%	8/15/37	180,000	245,881
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,347,997
Comcast Corp., Senior Notes	4.650%	7/15/42	880,000	945,153
NBCUniversal Media LLC, Senior Notes	4.450%	1/15/43	2,590,000	2,581,168
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,197,877
TCI Communications Inc.	8.750%	8/1/15	1,730,000	2,092,954
TCI Communications Inc.	7.125%	2/15/28	180,000	236,956
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,700,000	2,317,613
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,513,282
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,000,000	1,104,668
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	3,015,254
Time Warner Inc., Senior Notes	4.900%	6/15/42	550,000	605,903
United Business Media Ltd., Notes	5.750%	11/3/20	2,330,000	2,443,026	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	2,470,000	2,717,000
WPP Finance 2010, Senior Notes	4.750%	11/21/21	3,177,000	3,487,123
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,190,000	3,582,686

Total Media				37,560,110

Multiline Retail - 0.1%
Target Corp., Senior Notes	4.000%	7/1/42	730,000	750,435

Specialty Retail - 0.9%
Gap Inc., Senior Notes	5.950%	4/12/21	1,610,000	1,796,446
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	1,070,000	1,111,878
QVC Inc., Senior Secured Notes	5.125%	7/2/22	1,640,000	1,740,128	(a)

Total Specialty Retail				4,648,452

TOTAL CONSUMER DISCRETIONARY				53,637,309

CONSUMER STAPLES - 6.5%
Beverages - 2.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	2,550,000	3,171,178
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	550,000	558,998

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Beverages - continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.750%	7/15/42	$450,000	$453,129
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,940,000	3,071,471
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,240,000	1,316,533
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,740,000	2,073,723	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,557,896	(a)

Total Beverages				12,202,928

Food & Staples Retailing - 1.0%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,620,000	1,842,812
Kroger Co., Senior Notes	3.400%	4/15/22	770,000	803,575
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,330,387
Safeway Inc., Senior Notes	6.350%	8/15/17	1,050,000	1,183,939

Total Food & Staples Retailing				5,160,713

Food Products - 1.1%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,654,000	1,968,835	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	860,000	910,538	(a)
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	1,064,092	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,819,617

Total Food Products				5,763,082

Tobacco - 2.0%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,692,206
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	2,047,458
Altria Group Inc., Senior Notes	2.850%	8/9/22	770,000	769,852
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	970,000	1,252,602
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,622,956
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	410,000	495,590
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	1,006,656
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,270,000	1,531,579

Total Tobacco				10,418,899

TOTAL CONSUMER STAPLES				33,545,622

ENERGY - 12.4%
Energy Equipment & Services - 0.6%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,170,000	1,439,881
Ensco PLC, Senior Notes	4.700%	3/15/21	590,000	667,564
Schlumberger Investment SA, Senior Notes	2.400%	8/1/22	960,000	952,328	(a)

Total Energy Equipment & Services				3,059,773

Oil, Gas & Consumable Fuels - 11.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,216,803
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	104,376
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,970,000	2,377,650
Apache Corp., Senior Notes	1.750%	4/15/17	1,390,000	1,436,904
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	2,058,056
Apache Corp., Senior Notes	4.750%	4/15/43	170,000	195,071
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	373,998
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	80,000	86,705
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,010,000	2,131,334
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	1,074,918
ConocoPhillips, Notes	6.500%	2/1/39	1,120,000	1,617,687
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,390,000	1,449,153
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,020,000	1,214,826
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	585,000	852,512
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,937,145
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	397,670
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	767,384
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,241,752
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	2,567,000	3,011,974
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	230,000	266,780

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Hess Corp., Notes	8.125%	2/15/19	$600,000	$794,903
Hess Corp., Notes	7.875%	10/1/29	764,000	1,060,045
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	1,073,758
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	2,016,998
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	650,000	750,875
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	900,000	927,202
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	15,206,940
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,845,780
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,147,088
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,660,000	3,314,743
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	460,000	661,576
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,560,319	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	1,474,000	1,935,887
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	206,497
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	977,000	1,359,028
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,532,042

Total Oil, Gas & Consumable Fuels				61,206,379

TOTAL ENERGY				64,266,152

FINANCIALS - 27.9%
Capital Markets - 5.3%
GFI Group Inc., Senior Notes	8.625%	7/19/18	660,000	582,450
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,756,089
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	3,555,000	2,681,928	(e)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,245,753
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,308,792
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,508,892
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,264,022
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,460,000	1,695,199
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	6,286,012
Morgan Stanley, Senior Notes	6.375%	7/24/42	290,000	320,516
UBS AG Stamford CT, Senior Notes	5.875%	12/20/17	1,000,000	1,185,094
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	2,030,000	2,126,175
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,150,000	1,231,657

Total Capital Markets				27,192,579

Commercial Banks - 7.8%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,155,395
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,850,725	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,270,000	1,260,739
BNP Paribas SA, Senior Notes	2.375%	9/14/17	880,000	884,829
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,040,000	1,994,100	(a)(e)(f)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,471,875	(e)
ING Bank NV, Notes	2.000%	9/25/15	1,550,000	1,553,435	(a)
ING Bank NV, Notes	3.750%	3/7/17	1,360,000	1,434,501	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,940,000	3,863,789	(a)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	4,270,000	4,466,847	(a)
Nordea Bank AB, Senior Notes	3.125%	3/20/17	2,180,000	2,282,220	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,240,947	(a)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	3.150%	3/11/23	1,230,000	1,238,444	(a)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,815,000	3,738,700	(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	930,000	941,858
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	525,457

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/23/12	$5,973,000	$5,928,203	(e)(f)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	2,030,000	2,102,510
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	680,000	726,653

Total Commercial Banks				40,661,227

Consumer Finance - 1.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	3,252,389	(e)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,430,000	1,661,095
SLM Corp., Senior Notes	3.875%	9/10/15	890,000	917,817
SLM Corp., Senior Notes	7.250%	1/25/22	3,200,000	3,600,000

Total Consumer Finance				9,431,301

Diversified Financial Services - 8.1%
Bank of America Corp.	5.750%	12/1/17	590,000	679,597
Bank of America Corp., Senior Notes	5.875%	2/7/42	4,460,000	5,232,998
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	358,000	368,127
Boeing Capital Corp., Senior Notes	2.900%	8/15/18	710,000	779,869
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,195,314
Citigroup Inc., Senior Notes	5.375%	8/9/20	1,730,000	2,003,347
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,527,362
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	353,326
General Electric Capital Corp., Notes	5.300%	2/11/21	2,540,000	2,919,827
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,840,000	3,807,804
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	61,478
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,835,000	1,940,880	(e)
ILFC E-Capital Trust I	4.280%	12/21/65	820,000	561,700	(a)(e)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,103,000	1,671,885	(a)(e)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,116,000	1,142,505
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,350,000	1,397,224
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,430,000	2,843,100	(a)
JPMorgan Chase & Co., Subordinated Notes	1.522%	9/1/15	1,035,000	1,029,579	(e)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,050,000	3,594,690
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,808,000	4,055,520	(a)(e)

Total Diversified Financial Services				42,166,132

Insurance - 4.2%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	817,260	(e)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	805,910
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,772,455	(a)
American International Group Inc., Senior Notes	4.875%	6/1/22	920,000	1,038,829
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,975,840
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,025,365
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	4,739,000	4,378,917	(e)(f)
ING US Inc., Senior Notes	5.500%	7/15/22	2,170,000	2,267,993	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,582,000	2,721,637
MetLife Inc., Senior Notes	4.125%	8/13/42	1,550,000	1,532,598
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	1,070,000	1,326,800	(e)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	143,854
Torchmark Corp., Senior Notes	3.800%	9/15/22	770,000	789,138

Total Insurance				21,596,596

Thrifts & Mortgage Finance - 0.7%
Santander Holdings USA Inc., Senior Notes	3.000%	9/24/15	3,050,000	3,087,930

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance - continued
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	$670,000	$702,476

Total Thrifts & Mortgage Finance				3,790,406

TOTAL FINANCIALS				144,838,241

HEALTH CARE - 4.2%
Biotechnology - 0.2%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	710,000	891,553

Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	500,000	595,224
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,746,588
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,080,000	1,152,403

Total Health Care Equipment & Supplies				3,494,215

Health Care Providers & Services - 2.2%
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,279,125
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,307,761
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	96,000	118,871
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	1,220,000	1,425,278
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,538,523
WellPoint Inc., Senior Notes	3.125%	5/15/22	1,790,000	1,790,399

Total Health Care Providers & Services				11,459,957

Pharmaceuticals - 1.1%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,800,000	1,947,899	(a)
Aristotle Holding Inc., Senior Notes	4.750%	11/15/21	200,000	231,846	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	880,000	915,904
Johnson & Johnson, Senior Notes	3.550%	5/15/21	1,200,000	1,363,621
Watson Pharmaceuticals Inc., Senior Notes	3.250%	10/1/22	1,350,000	1,370,135

Total Pharmaceuticals				5,829,405

TOTAL HEALTH CARE				21,675,130

INDUSTRIALS - 7.7%
Aerospace & Defense - 0.9%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	2,006,985
Exelis Inc., Senior Notes	5.550%	10/1/21	1,900,000	2,073,833
Lockheed Martin Corp., Senior Notes	2.125%	9/15/16	700,000	726,638

Total Aerospace & Defense				4,807,456

Air Freight & Logistics - 0.5%
United Parcel Service Inc., Senior Notes	2.450%	10/1/22	1,020,000	1,031,582
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	950,000	1,349,476

Total Air Freight & Logistics				2,381,058

Airlines - 1.9%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	750,704	822,021
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	516,378	565,434
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,767,421	2,019,279
Continental Airlines Inc., Secured Notes	6.250%	4/11/20	620,000	641,700
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	773,931	837,780
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,272,998	1,454,400
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	417,126	450,496
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	996,000	1,023,390	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	1,310,000	1,352,575	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	574,079	657,321

Total Airlines				9,824,396

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 1.1%
Republic Services Inc., Senior Notes	4.750%	5/15/23	$1,620,000	$1,866,211
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,339,338
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	430,576

Total Commercial Services & Supplies				5,636,125

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	4.500%	6/1/42	1,070,000	1,204,374

Machinery - 1.2%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,650,000	1,721,240
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,471,373

Total Machinery				6,192,613

Road & Rail - 1.9%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	5,310,000	5,633,485
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,375,602
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,349,311
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	546,942

Total Road & Rail				9,905,340

TOTAL INDUSTRIALS				39,951,362

INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	780,000	942,405

MATERIALS - 6.9%
Chemicals - 0.5%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,160,000	1,318,514
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,256,073

Total Chemicals				2,574,587

Containers & Packaging - 0.6%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,300,000	1,373,169	(a)
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	340,000	347,350	(a)
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	1,280,000	1,389,224	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	160,000	162,985	(a)

Total Containers & Packaging				3,272,728

Metals & Mining - 5.8%
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	1,900,000	1,908,675	(a)
Anglo American Capital PLC, Senior Notes	9.375%	4/8/19	510,000	669,979	(a)
ArcelorMittal, Senior Notes	4.000%	2/25/15	1,360,000	1,359,863
ArcelorMittal, Senior Notes	4.000%	8/5/15	2,380,000	2,366,529
ArcelorMittal, Senior Notes	4.000%	3/1/16	700,000	691,739
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,030,000	1,083,408
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,874,678
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,550,000	1,646,717
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,260,000	1,235,380
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	1,130,000	1,143,952
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	1,090,000	1,093,270
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,162,503
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	797,798
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	1,540,000	1,609,149
Rio Tinto Finance USA PLC, Senior Notes	1.625%	8/21/17	1,020,000	1,023,244
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	824,289
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	950,000	1,019,071
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	4,182,872
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	670,400	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,680,333	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	$610,000	$700,695	(a)

Total Metals & Mining				29,744,544

TOTAL MATERIALS				35,591,859

TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.5%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	87,862
AT&T Inc., Global Notes	5.500%	2/1/18	1,040,000	1,263,101
AT&T Inc., Senior Notes	4.450%	5/15/21	1,000,000	1,178,975
AT&T Inc., Senior Notes	5.350%	9/1/40	3,567,000	4,310,106
AT&T Inc., Senior Notes	5.550%	8/15/41	1,530,000	1,912,101
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,575,000	2,570,247
Nippon Telegraph & Telephone Corp., Senior Notes	1.400%	7/18/17	2,350,000	2,385,346
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	430,000	421,400
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	3,258,000	4,134,096

Total Diversified Telecommunication Services				18,263,234

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,221,675
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	570,000	747,364

Total Wireless Telecommunication Services				1,969,039

TOTAL TELECOMMUNICATION SERVICES				20,232,273

UTILITIES - 5.4%
Electric Utilities - 4.2%
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,827,322
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,072,009
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,743,639
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,183,863
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,859,568
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,639,057
Duke Energy Ohio Inc., Secured Bonds	5.450%	4/1/19	840,000	1,012,156
FirstEnergy Corp., Notes	7.375%	11/15/31	1,518,000	1,994,037
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	280,000	337,012
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,592,933
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	1,530,000	1,654,423
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	2,010,000	2,229,886
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,050,000	1,071,474
Southern California Edison Co., Senior Secured Bonds	3.900%	12/1/41	1,290,000	1,344,928
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,243,742

Total Electric Utilities				21,806,049

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,372,749	(a)

Independent Power Producers & Energy Traders - 0.4%
Exelon Generation Co., LLC, Senior Notes	4.250%	6/15/22	1,860,000	1,971,938	(a)

Multi-Utilities - 0.6%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,196,315
San Diego Gas & Electric Co., Senior Secured Bonds	3.950%	11/15/41	850,000	907,998

Total Multi-Utilities				3,104,313

TOTAL UTILITIES				28,255,049

TOTAL CORPORATE BONDS & NOTES (Cost - $402,490,093)				442,935,402

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost - $1,410,000)	2.721%	1/15/43	$1,410,000	$1,430,817	(a)(e)

COLLATERALIZED SENIOR LOANS - 0.9%
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	3,632,690	3,759,834	(g)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,134,375	1,174,078	(g)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,753,816)				4,933,912

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost - $22,056)	2.282%	9/1/24	22,043	23,328	(e)

MUNICIPAL BONDS - 0.8%
California - 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	784,686

Georgia - 0.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,380,000	1,604,208
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	1,187,786

Total Georgia				2,791,994

Illinois - 0.1%
Illinois State, GO	5.100%	6/1/33	790,000	766,427

TOTAL MUNICIPAL BONDS (Cost - $3,630,565)				4,343,107

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.4%
U.S. Government Obligations - 5.4%
U.S. Treasury Bonds	3.125%	2/15/42	5,150,000	5,479,116
U.S. Treasury Bonds	3.000%	5/15/42	2,540,000	2,634,059
U.S. Treasury Notes	0.500%	7/31/17	12,170,000	12,112,010
U.S. Treasury Notes	0.875%	7/31/19	1,850,000	1,832,656
U.S. Treasury Notes	1.000%	8/31/19	780,000	778,171
U.S. Treasury Notes	1.750%	5/15/22	8,000	8,114
U.S. Treasury Notes	1.625%	8/15/22	5,050,000	5,045,271

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $27,922,158)				27,889,397

			SHARES
PREFERRED STOCKS - 1.5%
FINANCIALS - 1.5%
Consumer Finance - 1.2%
GMAC Capital Trust I	8.125%		244,675	6,143,789	(e)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		56,850	1,583,273	(e)

TOTAL PREFERRED STOCKS (Cost - $7,381,229)				7,727,062

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $447,609,917)				$489,283,025

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 4.4%
Repurchase Agreements - 4.4%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity $21,900,274; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value $22,337,334)	0.150%	10/1/12	$21,900,000	$21,900,000
State Street Bank & Trust Co., repurchase agreement dated 9/28/12; Proceeds at maturity - $1,005,001; (Fully collateralized by U.S. Treasury Bonds, 3.125% due 11/15/41; Market value - $1,029,549)	0.010%	10/1/12	1,005,000	1,005,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $22,905,000)				22,905,000

TOTAL INVESTMENTS - 98.7% (Cost - $470,514,917#)				512,188,025
Other Assets in Excess of Liabilities - 1.3%				6,526,179

TOTAL NET ASSETS - 100.0%				$518,714,204

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security.

(d)	Value is less than $1.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO  — General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (formerly known as Legg Mason Western Asset Corporate Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$442,935,402	$0	*	$442,935,402
Asset-backed securities	—	1,430,817	—		1,430,817
Collateralized senior loans	—	4,933,912	—		4,933,912
Mortgage-backed securities	—	23,328	—		23,328
Municipal bonds	—	4,343,107	—		4,343,107
U.S. government & agency obligations	—	27,889,397	—		27,889,397
Preferred stocks	$7,727,062	—	—		7,727,062

Total long-term investments	$7,727,062	$481,555,963	$0	*	$489,283,025

Short-term investments†	—	22,905,000	—		22,905,000

Total Investment	$7,727,062	$504,460,963	$0	*	$512,188,025

Other financial instruments:
Futures contracts	$50,316	—	—		$50,316

Total	$7,777,378	$504,460,963	$0	*	$512,238,341

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$471,915	—	—		$471,915

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of

Notes to Schedule of Investments (unaudited) (continued)

protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii)

Notes to Schedule of Investments (unaudited) (continued)

monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$43,387,409
Gross unrealized depreciation	(1,714,301)

Net unrealized appreciation	$41,673,108

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	336	12/12	$74,062,889	$74,098,500	$35,611
U.S. Treasury Ultra Long-Term Bonds	25	12/12	4,164,238	4,130,469	(33,769)

					1,842

Contracts to Sell:
U.S. Treasury 5-Year Notes	22	12/12	2,732,046	2,741,922	(9,876)
U.S. Treasury 10-Year Notes	386	12/12	51,096,699	51,524,969	(428,270)
U.S. Treasury 30-Year Bonds	247	12/12	36,910,330	36,895,625	14,705

					(423,441)

Net unrealized loss on open futures contracts					$(421,599)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	15	$4,639
Options closed	(15)	(4,639)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of September 30, 2012	—	—

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$50,316	$(471,915)	$(421,599)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$39,876,278
Futures contracts (to sell)	$91,986,986

Average Notional Balance
Credit default swap contracts (to sell protection)†	$485,000

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012